UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2013

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California		94597
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2013, Gus Halas ceased to be an executive officer of Central Garden & Pet Company (the “Company”). As previously reported on January 15, 2013, Mr. Halas will continue as a consultant to the Company for up to 57 months pursuant to the Consulting Services Agreement dated January 15, 2013 between Mr. Halas and the Company (the “Consulting Agreement”). A copy of the Consulting Agreement was filed as Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 29, 2012 as filed on February 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ John R. Ranelli
John R. Ranelli
President and Chief Executive Officer

Dated: June 6, 2013

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